UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2025

PAMT CORP

(Exact name of registrant as specified in its charter)

Nevada	000-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PAMT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2025, PAMT CORP (the “Company”) and its President and Chief Executive Officer, Joseph A. Vitiritto, entered into a Consulting Agreement (the “Consulting Agreement”), dated May 19, 2025, under which Mr. Vitiritto will serve as a consultant to the Company for a one-year period following his resignation from his positions with the Company and its subsidiaries, which will be effective June 27, 2025. Under the terms of the Consulting Agreement, Mr. Vitiritto has agreed to make himself available to advise senior management and consult with the Company as reasonably requested by the Company from time to time for the period beginning June 30, 2025 through June 30, 2026. In consideration of these consulting services, Mr. Vitiritto will be paid a weekly fee of $8,000. The effectiveness of the Consulting Agreement is subject to Mr. Vitiritto executing and not revoking a customary release of claims following his resignation date (the “Release Agreement”). In recognition of his contributions to the Company, and in consideration of the covenants contained in the Consulting Agreement and the accompanying Release Agreement, Mr. Vitiritto will receive a one-time cash bonus in the amount of $10,000. Mr. Vitiritto remains subject to the non compete, non solicitation and confidentiality covenants contained in his employment agreement with the Company, dated August 4, 2020 (the “Employment Agreement”). In connection with the Consulting Agreement, the Company waived Mr. Vitiritto’s six-month notice obligation for his voluntary resignation as specified in the Employment Agreement.

The foregoing description of the terms and conditions of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, including the accompanying Release Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Consulting Agreement between the Company and Joseph A. Vitiritto, dated May 19, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAMT CORP
(Registrant)

Date: May 23, 2025	By:	/s/ Lance K. Stewart
Lance K. Stewart Vice President of Finance and Chief Financial Officer

4